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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 1997
                                                       ---------------------

                                AGCO Corporation
                                ----------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19898               58-1960019
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)


   4830 River Green Parkway, Duluth, Georgia                    30136
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (770) 813-9200
                                                  ----------------


                      This document consists of 53 pages

                        The Exhibit Index is at page 4.
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Item 5.  Other Events.

         AGCO Corporation's Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 1996, 1995 and 1994 and its Consolidated Financial Statements as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994 are attached hereto as Exhibits 99.1 and 99.2, respectively.


Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 99.1 - Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 1996, 1995 and 1994

                 99.2  -      Consolidated Financial Statements as of December
                              31, 1996 and 1995 and for the years ended
                              December 31, 1996, 1995 and 1994

                 99.3  -      Consent of Independent Public Accountants





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AGCO CORPORATION
                                         (Registrant)


Date: February 28, 1997                  By: /s/ Chris E. Perkins
                                            -----------------------------------
                                                  Chris E. Perkins
                                                  Vice President and Chief
                                                  Financial Officer





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                                 EXHIBIT INDEX


 Exhibit Number and Description                                         Page
 ------------------------------                                         ----

 99.1 - Management's Discussion and Analysis of Financial Condition and Results of Operations for the years ended December 31, 1996, 1995 and 1994


 99.2 - Consolidated Financial Statements as of December 31, 1996 and 1995 and for the years ended December 31, 1996, 1995 and 1994

 99.3 - Consent of Independent Public Accountants





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